Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Manager                                          5
      Shareholder Voting Results                                        8
      Financial Information
         Portfolio of Investments                                       9
         Notes to Portfolio of Investments                             13
         Statement of Assets and Liabilities                           14
         Statement of Operations                                       15
         Statements of Changes in Net Assets                           16
         Notes to Financial Statements                                 17








Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Income Stock Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)2000, USAA. All rights reserved.








USAA Family of Funds Summary

     Fund                                          Minimum
  Type/Name                 Volatility            Investment
------------------------------------------------------------
CAPITAL APPRECIATION
------------------------------------------------------------
 Aggressive Growth          Very high               $3,000
 Emerging Markets           Very high                3,000
 First Start Growth
  (Registered Trademark)    Moderate to high         3,000
 Gold                       Very high                3,000
 Growth                     Moderate to high         3,000
 Growth & Income            Moderate                 3,000
 International              Moderate to high         3,000
 S&P 500(Registered
  Trademark)Index           Moderate                 3,000
 Science & Technology       Very high                3,000
 Small Cap Stock            Very high                3,000
 World Growth               Moderate to high         3,000
------------------------------------------------------------
ASSET ALLOCATION
------------------------------------------------------------
 Balanced Strategy          Moderate                $3,000
 Cornerstone Strategy       Moderate                 3,000
 Growth and Tax
  Strategy                  Moderate                 3,000
 Growth Strategy            Moderate to high         3,000
 Income Strategy            Low to moderate          3,000
------------------------------------------------------------
INCOME-TAXABLE
------------------------------------------------------------
 GNMA(Registered
  Trademark)Trust           Low to moderate         $3,000
 High-Yield
  Opportunities             High                     3,000
 Income                     Moderate                 3,000
 Income Stock               Moderate                 3,000
 Intermediate-Term
  Bond                      Low to moderate          3,000
 Short-Term Bond            Low                      3,000
------------------------------------------------------------
INCOME-TAX EXEMPT
------------------------------------------------------------
 Long-Term                  Moderate                $3,000
 Intermediate-Term          Low to moderate          3,000
 Short-Term                 Low                      3,000
 State Bond Income          Moderate                 3,000
------------------------------------------------------------
MONEY MARKET
------------------------------------------------------------
 Money Market               Very low                $3,000
 Tax Exempt
  Money Market              Very low                 3,000
 Treasury Money
  Market Trust(Registered
  Trademark)                Very low                 3,000
 State Money Market         Very low                 3,000
------------------------------------------------------------

Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.


Nondeposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.













Message from the President

[PHOTOGRAPH OF THE PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J. C. ROTH, CFA, APPEARS HERE.]

What an exciting time this is!

The way we do business, the way we communicate with each other, the way we live our lives is all changing with breathtaking speed. It is fascinating and sometimes scary. And it creates new investment ideas every day.

As we begin 2000, a challenging investment picture is out there. In the last half of 1999, especially, investors in growth or technology stocks had wonderful returns. These came on the heels of four previous years of returns that were well above average. Those returns in 1999 were the product of the actions of investors who think on the leading edge: technology, Internet, electronics. For investors who included bonds or value-based stocks in their portfolios, 1999 was disappointing. The returns there were largely driven by the Federal Reserve, which is much more concerned with inflation than with leading-edge thinking. I do not mean that as a put-down; that's just how it is.

And one last piece of the puzzle: the returns for growth and technology stocks are coupled with price/earnings ratios that are so far above any common standard that people are only guessing at what they mean.

So, in a nutshell, 1999 was huge returns on growth and tech stocks coupled with valuations that were stratospheric and paltry returns on everything else. And, oh yes, the economy continues to grow in a way that has some economists talking about eliminating the national debt in just over a decade.

Great opportunities coupled with very interesting risks is a picture that for many of you will continue to argue for the approach we have counseled. Create a portfolio that pursues your goals within a level of risk which you can tolerate.

That portfolio can be much more exciting than it was a few years ago. We'd love to help you create it.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


Past performance is no guarantee of future results.







Investment Review

USAA INCOME STOCK FUND

OBJECTIVE: Current income with the prospect of increasing dividend income and the potential for capital appreciation.

TYPES OF INVESTMENTS: Invests principally in common stocks of well-established, large companies with above-average dividend yields.

--------------------------------------------------------------------------------
                                           7/31/99               1/31/00
--------------------------------------------------------------------------------
  Net Assets                           $2,484.3 Million     $2,131.7 Million
  Net Asset Value Per Share                 $20.69               $17.32
--------------------------------------------------------------------------------
Average Annual Total Returns as of 1/31/00
--------------------------------------------------------------------------------
      7/31/99 to 1/31/00        1 Year           5 Years         10 Years
            -7.01%+             -1.18%           15.37%           12.71%
--------------------------------------------------------------------------------
+ Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gains distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gains distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.







                  CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund, the S&P 500 Index, and the Lipper Mixed Equity-Income Funds Average, for the period of 01/31/90 through 01/31/2000. The data points from the graph are as follows:


             USAA Income                                  Lipper Mixed Equity-
             Stock Fund             S&P 500 Index         Income Funds Average
             -----------            -------------         --------------------

01/31/90       $10,000                 $10,000                  $10,000
07/31/90        10,235                  11,014                   10,399
01/31/91        10,695                  10,837                   10,447
07/31/91        11,986                  12,416                   11,613
01/31/92        13,250                  13,291                   12,731
07/31/92        14,171                  14,001                   13,603
01/31/93        14,464                  14,695                   14,217
07/31/93        15,583                  15,221                   15,395
01/31/94        16,422                  16,584                   16,327
07/31/94        15,705                  16,005                   15,571
01/31/95        16,185                  16,671                   15,658
07/31/95        18,663                  20,177                   17,680
01/31/96        20,812                  23,109                   19,445
07/31/96        21,128                  23,517                   19,393
01/31/97        24,867                  29,193                   22,008
07/31/97        27,774                  35,773                   24,676
01/31/98        30,241                  37,046                   25,969
07/31/98        31,463                  42,679                   27,134
01/31/99        33,472                  49,090                   28,231
07/31/99        35,571                  51,301                   29,200
01/31/00        33,078                  54,166                   28,898

Data from 1/31/90 through 1/31/00


The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund to the S&P 500 Index and the Lipper Mixed Equity - Income Funds Average, an average performance level of all mixed equity and income funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.









Message from the Manager

[PHOTOGRAPH OF THE PORTFOLIO MANAGER, STEPHAN J. KLAFFKE, CFA, APPEARS HERE.]

1999 was a remarkable year for the S&P 500 technology sector with returns surging 75%. By the end of 1999, 62 of the largest 200 technology companies -- by market capitalization with a U.S. listing -- had been public for less than a year. Unfortunately, technology stocks as a group do not pay dividends, thus the USAA Income Stock Fund's weighting was a modest 6% in the sector. A combination of great technology performance and poor utility/real estate investment trusts (REITs) returns resulted in a weak performance relative to the S&P 500 Index.

During 1999, we finished our modifications to the Fund's portfolio, lowering the utility, REITs, and convertible stock sectors from 32% to 22% of the total portfolio. A consequence of the modifications was a higher-than-normal distribution of capital gains. Our goal remains to create a portfolio with an above-average dividend yield and to raise that dividend over time, while pursuing long-term capital appreciation.

PERFORMANCE

For the six-month period ending January 31, 2000, interest-sensitive stocks performed poorly as the Federal Reserve reversed its 1998 rate reductions with three separate rate increases. The rate increases moved the Treasury long bond from 5.10% at the start of the year to 6.48% at the end of the year -- a 139 basis point increase. This market environment has not favored funds paying an above-average dividend yield. The Lipper income category average total return was 0.97% during the period, while the Fund's total return was -7.01%.

Since our last report of July 31, 1999, the best performing sectors for the Fund were telecommunication services and technology. Our small technology investment made the biggest contribution to the Fund's performance over the past six months. The technology companies we invest in offer the Fund exposure to a growing dividend stream and strong fundamentals but have very minimal dividend yields. The telecommunication services sector is a heavy weighting in the Fund and performed in line with the market averages. These companies offer above-average dividend yields with a growing earnings stream.

The underperforming sectors for the Fund were utility and financial stocks. While the USAA Income Stock Fund lowered its exposure to the utility sector, the Fund still has an above-average weighting relative to any market index. The rising interest rate environment proved to be devastating to utility returns as, on average, the stocks were down about 20%. The combination of improving industry fundamentals and potential positive news on the interest rate environment would help these stocks recover. The financial sector, regional banks in particular, underperformed the market averages in 1999. Interest rates were partly responsible, but recent acquisitions and merger activities complicated matters and resulted in lower corporate earnings. We believe the acquisition problems have been reflected in their stock price. The stocks continue to grow their dividends at a significant pace and represent attractive investments.

OUTLOOK AND PERSPECTIVE

Last year was the fifth consecutive year of 20%-plus returns for the S&P 500 Index. Still, many equity-income investors, in particular income stock investors, saw modest returns over the same time frame. The returns continue to come from a very narrow segment of the market. We have been commenting on this phenomenon for several reports, yet 1999 proved to be the narrowest market to date. In fact, only 30, mostly technology companies, of the 500 stocks in the index account for the entire return for the year. Our modifications to the USAA Income Stock Fund appear to have been unproductive, but without them the Fund's total return would have been worse.

We are sanguine about 2000 with a difficult start to the year as interest rate jitters rattle the market and a better second half as investors gain confidence in the belief that the economy is still healthy. We think this will lead to a broader recovery in stocks. We also believe in employing our three-prong approach of selecting stocks with a growing dividend stream, using a fundamental discipline to uncover stocks with a good capital appreciation potential, and maintaining an above-average portfolio yield.


Respectfully submitted on February 4, 2000.

Past performance is no guarantee of future results.










------------------------------------       -----------------------------------
      Top Ten Equity Holdings                      Top Ten Industries
         (% of Net Assets)                         (% of Net Assets)
------------------------------------       -----------------------------------
Bristol-Myers Squibb Co.         4.3       Telephones                     11.7
GTE Corp.                        4.3       Electric Utilites               8.2
Ford Motor Co.                   4.2       Health Care - Diversified       8.0
Bell Atlantic Corp.              4.0       Natural Gas Utilities           6.3
American Home Products Corp.     3.6       Automobiles                     5.6
Texaco, Inc.                     3.5       Foods                           5.2
US West, Inc.                    3.4       Banks - Money Center            5.1
Texas Utilities Co.              3.2       Oil - International Integrated  4.7
National Fuel Gas Co.            3.1       Banks - Major Regional          4.4
General Electric Co.             2.5       Oil - Domestic Integrated       3.9
------------------------------------       -----------------------------------

See page 9 for a complete listing of the portfolio of investments.











Shareholder Voting Results

On October 15, 1999, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 19, 1999, were entitled to vote on each proposal. The number of votes shown below are for the entire series of the USAA Mutual Fund, Inc. (the Company) for proposals 1 and 2.

1  Proposal to elect Directors as follows:

     DIRECTORS                    VOTES FOR             VOTES WITHHELD
     Robert G. Davis             1,769,441,834            27,742,867
     Michael J.C. Roth           1,769,442,078            27,742,623
     Barbara B. Dreeben          1,769,442,172            27,742,529
     Robert L. Mason             1,769,442,172            27,742,529
     David G. Peebles            1,769,442,078            27,742,623
     Michael F. Reimherr         1,769,441,328            27,743,373
     Richard A. Zucker           1,769,444,074            27,740,627


John W. Saunders, Jr. and Howard L. Freeman, Jr. did not stand for re-election to the Board. Their term of office terminated on December 31, 1999.

2 Proposal to ratify the selection by the Board of Directors of KPMG LLP as auditors for the Company.

                             NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
            FOR                     AGAINST                  ABSTAIN

       1,664,427,712              19,027,937               27,873,822









USAA INCOME STOCK FUND
PORTFOLIO OF INVESTMENTS

January 31, 2000
(Unaudited)

                                                                         Market
  Number                                                                 Value
of Shares              Security                                          (000)
--------------------------------------------------------------------------------

                          COMMON STOCKS (90.8%)
            Aerospace/Defense (1.3%)
  600,000   B.F. Goodrich Co.                                         $   15,000
  700,000   Lockheed Martin Corp.                                         13,125
--------------------------------------------------------------------------------
                                                                          28,125
--------------------------------------------------------------------------------
            Aluminum (1.1%)
  350,000   Alcoa, Inc.                                                   24,391
--------------------------------------------------------------------------------
            Automobiles (5.6%)
  450,000   DaimlerChrysler AG                                            29,616
1,800,000   Ford Motor Co.                                                89,550
--------------------------------------------------------------------------------
                                                                         119,166
--------------------------------------------------------------------------------
            Auto Parts (0.9%)
1,500,000   Tomkins plc ADR                                               18,469
--------------------------------------------------------------------------------
            Banks - Major Regional (4.4%)
1,150,000   Bank One Corp.                                                34,285
  554,000   Fleet Boston Financial Corp.                                  17,416
  890,000   PNC Bank Corp.                                                42,720
--------------------------------------------------------------------------------
                                                                          94,421
--------------------------------------------------------------------------------
            Banks - Money Center (5.1%)
  700,000   BankAmerica Corp.                                             33,906
  350,000   Chase Manhattan Corp.                                         28,153
1,250,000   First Union Corp.                                             41,953
  150,000   Westpac Banking Corp. Ltd. ADR                                 5,035
--------------------------------------------------------------------------------
                                                                         109,047
--------------------------------------------------------------------------------
            Beverages - Nonalcoholic (0.4%)
  250,000   PepsiCo, Inc.                                                  8,531
--------------------------------------------------------------------------------
            Chemicals (1.0%)
  102,127   Du Pont (E. I.) De Nemours & Co.                               6,025
1,400,000   Lyondell Petrochemical Co.                                    15,138
--------------------------------------------------------------------------------
                                                                          21,163
--------------------------------------------------------------------------------
            Chemicals - Specialty (1.1%)
  400,000   Hercules Inc.                                                  6,850
  450,000   International Flavors & Fragrances, Inc.                      16,059
--------------------------------------------------------------------------------
                                                                          22,909
--------------------------------------------------------------------------------
            Communication Equipment (2.0%)
  450,000   Nortel Networks Corp.                                         43,031
--------------------------------------------------------------------------------
            Computer - Hardware (1.8%)
  350,000   Hewlett-Packard Co.                                           37,887
--------------------------------------------------------------------------------
            Electric Utilities (8.2%)
1,327,500   Allegheny Energy, Inc.                                        36,423
1,254,000   Alliant Energy Corp.                                          37,385
  280,100   CH Energy Group, Inc.                                          8,683
  900,000   New Century Energies, Inc.                                    26,044
1,900,000   Texas Utilities Co.                                           67,213
--------------------------------------------------------------------------------
                                                                         175,748
--------------------------------------------------------------------------------
            Electrical Equipment (2.8%)
  400,000   General Electric Co.                                          53,350
  140,000   Honeywell International, Inc.                                  6,720
--------------------------------------------------------------------------------
                                                                          60,070
--------------------------------------------------------------------------------
            Electronics - Semiconductors (0.9%)
  200,000   Intel Corp.                                                   19,787
--------------------------------------------------------------------------------
            Entertainment (0.5%)
  300,000   Walt Disney Co.                                               10,894
--------------------------------------------------------------------------------
            Finance - Diversified (2.0%)
  750,000   Citigroup, Inc.                                               43,078
--------------------------------------------------------------------------------
            Foods (3.6%)
1,500,000   ConAgra, Inc.                                                 32,062
1,200,000   H.J. Heinz Co.                                                44,625
--------------------------------------------------------------------------------
                                                                          76,687
--------------------------------------------------------------------------------
            Health Care - Diversified (8.0%)
1,650,000   American Home Products Corp.                                  77,653
1,400,000   Bristol-Myers Squibb Co.                                      92,400
--------------------------------------------------------------------------------
                                                                         170,053
--------------------------------------------------------------------------------
            Health Care - HMOs (0.8%)
  300,000   Aetna, Inc.                                                   15,975
--------------------------------------------------------------------------------
            Household Products (0.9%)
  200,000   Procter & Gamble Co.                                          20,175
--------------------------------------------------------------------------------
            Insurance - Life/Health (0.7%)
  361,600   Conseco, Inc.                                                  5,515
  250,000   Lincoln National Corp.                                         9,234
--------------------------------------------------------------------------------
                                                                          14,749
--------------------------------------------------------------------------------
            Insurance - Property/Casualty (0.4%)
  147,800   Chubb Corp.                                                    8,314
--------------------------------------------------------------------------------
            Manufacturing - Diversified Industries (1.0%)
  113,500   Minnesota Mining & Manufacturing Co.                          10,626
  200,000   United Technologies Corp.                                     10,588
--------------------------------------------------------------------------------
                                                                          21,214
--------------------------------------------------------------------------------
            Natural Gas Utilities (5.9%)
1,500,000   National Fuel Gas Co.                                         66,844
1,500,000   NICOR, Inc.                                                   51,375
  239,400   Peoples Energy Corp.                                           7,481
--------------------------------------------------------------------------------
                                                                         125,700
--------------------------------------------------------------------------------
            Oil - Domestic Integrated (3.9%)
  600,000   Atlantic Richfield Co.                                        46,200
  315,000   Conoco, Inc. CL B                                              7,422
1,500,000   Occidental Petroleum Corp.                                    29,813
--------------------------------------------------------------------------------
                                                                          83,435
--------------------------------------------------------------------------------
            Oil - International Integrated (4.7%)
  300,000   Chevron Corp.                                                 25,069
1,400,000   Texaco, Inc.                                                  74,025
--------------------------------------------------------------------------------
                                                                          99,094
--------------------------------------------------------------------------------
            Paper & Forest Products (0.9%)
  500,000   Mead Corp.                                                    18,625
--------------------------------------------------------------------------------
            Photography - Imaging (1.8%)
1,800,000   Xerox Corp.                                                   37,575
--------------------------------------------------------------------------------
            Publishing/Newspapers (0.5%)
  920,000   Hollinger International, Inc.                                 11,672
--------------------------------------------------------------------------------
            Real Estate Investment Trusts (3.6%)
  625,000   Boston Properties, Inc.                                       18,750
  700,000   First Industrial Realty Trust, Inc.                           18,812
  400,000   Highwoods Properties, Inc.                                     9,100
  335,000   Mack California Realty Corp.                                   8,522
  330,000   Post Properties, Inc.                                         12,664
  355,000   Shurgard Storage Centers, Inc.                                 7,899
--------------------------------------------------------------------------------
                                                                          75,747
--------------------------------------------------------------------------------
            Retail - Department Stores (0.8%)
  900,000   J.C. Penney Company, Inc.                                     17,662
--------------------------------------------------------------------------------
            Savings & Loan Holding Co. (1.4%)
1,200,000   Washington Mutual, Inc.                                       30,450
--------------------------------------------------------------------------------
            Telecommunications - Cellular/Wireless (1.1%)
  400,000   Vodafone Group plc ADR                                        22,400
--------------------------------------------------------------------------------
            Telephones (11.7%)
1,377,000   Bell Atlantic Corp.                                           85,288
1,250,000   GTE Corp.                                                     91,641
1,100,000   US West, Inc.                                                 73,150
--------------------------------------------------------------------------------
                                                                         250,079
--------------------------------------------------------------------------------
            Total common stocks (cost: $1,589,805)                     1,936,323
--------------------------------------------------------------------------------

                            PREFERRED STOCKS (3.9%)
            Chemicals - Diversified (0.6%)
  350,000   Monsanto Co., 6.50%, cumulative convertible                   11,550
--------------------------------------------------------------------------------
            Foods (1.6%)
1,100,000   Ralston Purina Co., 7.00%, cumulative convertible             34,444
--------------------------------------------------------------------------------
            Machinery - Diversified (0.9%)
  800,000   Ingersoll-Rand Co., 6.75%, cumulative convertible             18,550
--------------------------------------------------------------------------------
            Natural Gas Utilities (0.4%)
  200,000   El Paso Energy Corp., 4.75%, cumulative convertible            9,150
--------------------------------------------------------------------------------
            Oil & Gas - Exploration & Production (0.4%)
  250,000   Apache Corp., 6.50%, cumulative convertible                    8,734
--------------------------------------------------------------------------------
            Total preferred stocks (cost: $105,244)                       82,428
--------------------------------------------------------------------------------

  Principal
   Amount
    (000)
-------------

                          SHORT-TERM (4.1%)
            Commercial Paper
$  37,033   Ford Motor Credit, 5.51%, 2/01/2000                           37,033
   50,001   Household Finance Corp., 5.60%, 2/02/2000                     49,993
--------------------------------------------------------------------------------
            Total short-term (cost: $87,026)                              87,026
--------------------------------------------------------------------------------
            Total investments (cost: $1,782,075)                      $2,105,777
================================================================================










USAA INCOME STOCK FUND
NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2000
(Unaudited)


GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 5.56% of net assets at January 31, 2000.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


See accompanying notes to financial statements.











USAA INCOME STOCK FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN  THOUSANDS)

January 31, 2000
(Unaudited)


ASSETS

   Investments in securities, at market value
     (identified cost of $1,782,075)                                 $2,105,777
   Cash                                                                     279
   Receivables:
      Capital shares sold                                                   192
      Dividends and interest                                              6,813
      Securities sold                                                    24,028
                                                                     -----------
         Total assets                                                 2,137,089
                                                                     -----------

LIABILITIES

   Capital shares redeemed                                                3,850
   USAA Investment Management Company                                       933
   USAA Transfer Agency Company                                             252
   Accounts payable and accrued expenses                                    325
                                                                     -----------
         Total liabilities                                                5,360
                                                                     -----------
            Net assets applicable to capital shares outstanding      $2,131,729
                                                                     ===========

REPRESENTED BY:

   Paid-in capital                                                   $1,743,518
   Accumulated undistributed net investment income                        6,585
   Accumulated net realized gain on investments                          57,924
   Net unrealized appreciation of investments                           323,702
                                                                     -----------
            Net assets applicable to capital shares outstanding      $2,131,729
                                                                     ===========
   Capital shares outstanding                                           123,085
                                                                     ===========
   Authorized shares of $.01 par value                                  250,000
                                                                     ===========
   Net asset value, redemption price, and offering price per share   $    17.32
                                                                     ===========


See accompanying notes to financial statements.










USAA INCOME STOCK FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2000
(Unaudited)


Net investment income:
   Income:
      Dividends (net of foreign taxes withheld of $139)               $  39,074
      Interest                                                            3,761
                                                                      ----------
         Total income                                                    42,835
                                                                      ----------
   Expenses:
      Management fees                                                     5,916
      Transfer agent's fees                                               1,501
      Custodian's fees                                                      136
      Postage                                                               296
      Shareholder reporting fees                                             56
      Directors' fees                                                         3
      Registration fees                                                      76
      Professional fees                                                      77
      Other                                                                  45
                                                                      ----------
         Total expenses                                                   8,106
                                                                      ----------
            Net investment income                                        34,729
                                                                      ----------
Net realized and unrealized gain (loss) on investments:
   Net realized gain                                                    172,855
   Change in net unrealized appreciation/depreciation                  (378,314)
                                                                      ----------
            Net realized and unrealized loss                           (205,459)
                                                                      ----------
Decrease in net assets resulting from operations                      $(170,730)
                                                                      ==========


See accompanying notes to financial statements.









USAA INCOME STOCK FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN  THOUSANDS)

Six-month period ended January 31, 2000, and year ended July 31, 1999
(Unaudited)


                                                          1/31/00      7/31/99
                                                        ------------------------

From operations:
   Net investment income                                $   34,729   $   74,570
   Net realized gain on investments                        172,855       85,527
   Change in net unrealized appreciation/depreciation
      of investments                                      (378,314)     137,017
                                                        ------------------------
      Increase (decrease) in net assets resulting
        from operations                                   (170,730)     297,114
                                                        ------------------------
Distributions to shareholders from:
   Net investment income                                   (36,127)     (72,510)
                                                        ------------------------
   Net realized gains                                     (200,451)     (91,729)
                                                        ------------------------
From capital share transactions:
   Proceeds from shares sold                                78,278      217,500
   Shares issued for dividends reinvested                  220,306      151,834
   Cost of shares redeemed                                (243,843)    (514,483)
                                                        ------------------------
      Increase (decrease) in net assets from
         capital share transactions                         54,741     (145,149)
                                                        ------------------------
Net decrease in net assets                                (352,567)     (12,274)
Net assets:
   Beginning of period                                   2,484,296    2,496,570
                                                        ------------------------
   End of period                                        $2,131,729   $2,484,296
                                                        ========================
Undistributed net investment income included
  in net assets:
   End of period                                        $    6,585   $    7,983
                                                        ========================
Change in shares outstanding:
   Shares sold                                               4,113       11,175
   Shares issued for dividends reinvested                   12,120        8,360
   Shares redeemed                                         (13,191)     (26,520)
                                                        ------------------------
      Increase (decrease) in shares outstanding              3,042       (6,985)
                                                        ========================


See accompanying notes to financial statements.











USAA INCOME STOCK FUND
NOTES TO FINANCIAL STATEMENTS

January 31, 2000
(Unaudited)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 13 separate funds. The information presented in this semiannual report pertains only to the USAA Income Stock Fund (the Fund). The Fund's investment objective is current income with the prospect of increasing dividend income and the potential for capital appreciation. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets principally in common stocks of well-established, large companies with above-average dividend yields.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. Each committed line of credit is also subject to a facility fee. CAPCO charges an annual facility fee of up to .08% of the committed facility, and Bank of America charges an annual facility fee of .09% of the committed facility. The Fund had no borrowings under any of these agreements during the six-month period ended January 31, 2000.

(3) DISTRIBUTIONS

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended January 31, 2000, were $185.0 million and $391.3 million, respectively.

Gross unrealized appreciation and depreciation of investments as of January 31, 2000, were $550.6 million and $226.9 million, respectively.

(5) TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .50% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing, best-efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The Fund did not utilize these services during the six-month period ended January 31, 2000.

(6) TRANSACTIONS WITH AFFILIATES

USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At January 31, 2000, the Association and its affiliates owned 7.1 million shares (5.8%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

(7)  FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:


                             Six-month
                           Period Ended
                            January 31,                            Year Ended July 31,
                           ----------------------------------------------------------------------------------------
                              2000           1999           1998            1997           1996           1995
                           ----------------------------------------------------------------------------------------
Net asset value at
   beginning of period     $    20.69     $    19.65     $    19.01     $    15.85     $    14.96     $    13.50
Net investment income             .28            .60            .75            .81            .77            .74
Net realized and
   unrealized gain (loss)       (1.69)          1.75           1.66           3.88           1.16           1.69
Distributions from net
   investment income             (.30)          (.58)          (.75)          (.79)          (.77)          (.75)
Distributions of realized
   capital gains                (1.66)          (.73)         (1.02)          (.74)          (.27)          (.22)
                           ----------------------------------------------------------------------------------------
Net asset value at
   end of period           $    17.32     $    20.69     $    19.65     $    19.01     $    15.85     $    14.96
                           ========================================================================================
Total return (%) *              (7.01)         13.05          13.28          31.46          13.21          18.83
Net assets at
   end of period (000)     $2,131,729     $2,484,296     $2,496,570     $2,186,329     $1,710,769     $1,408,371
Ratio of expenses to
   average net assets (%)         .68(a)         .65            .65            .68            .72            .75
Ratio of net investment
   income to average net
   assets (%)                    2.93(a)        3.06           3.85           4.73           4.84           5.34
Portfolio turnover (%)           8.37          34.20          22.34          34.95          32.38          34.94


  * Assumes reinvestment of all dividend income and capital gains distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.















Directors
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, Vice Chairman of the Board
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Richard A. Zucker

Investment Adviser, Underwriter, and Distributor
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

Transfer Agent                           Legal Counsel
USAA Shareholder Account Services        Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road                 Exchange Place
San Antonio, Texas 78288                 Boston, Massachusetts 02109

Custodian                                Independent Auditors
State Street Bank and Trust Company      KPMG LLP
P.O. Box 1713                            112 East Pecan, Suite 2400
Boston, Massachusetts 02105              San Antonio, Texas 78205

Telephone Assistance Hours               Internet Access
Call toll free - Central Time            usaa.com(Service Mark)
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Registered Trademark)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777